Exhibit 10.5

äâóìÿ âåðñèÿìè òåêñòà Äîãîâîðà ïðåâàëèðóåò ðóññêàÿ âåðñèÿ.

5. Íàñòîÿùåå Ñîãëàøåíèå ìîæåò áûòü ïîäïèñàíî â îäíîì èëè áîëåå ýêçåìïëÿðàõ, êàæäûé èç êîòîðûõ äîëæåí ñ÷èòàòüñÿ îðèãèíàëîì, è âñå â ñîâîêóïíîñòè ïðåäñòàâëÿòü îäèí èíñòðóìåíò.

more counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one instrument.

ÎÒ ÇÀÉÌÎÄÀÂÖÀ / FOR THE CREDITOR

/s/ Melnikov A.V. Ìåëüíèêîâ À.Â./Melnikov A.V.

(Äîâåðåííîñòü ¹ ÊÃÎÊ/II, IV-1 îò 07.03.2014/Power of Attorney ¹ ÊÃÎÊ/II, IV-1 of 07.03.2014)

/s/ Orlova N.P. Îðëîâà Í.Ï./Orlova N.P.

Ãëàâíûé áóõãàëòåð / Chief accountant

(Äîâåðåííîñòü ¹KGOK/II-9 îò 01.04.14/Power of Attorney ¹KGOK/II-9 of 01.04.14)

M.Ì.Ï. / Seal

ÎÒ ÇÀÅÌÙÈÊÀ / FOR THE BORROWER

/s/ Glenda Minor

M.Ì.Ï. / Seal